A&Q LONG/SHORT STRATEGIES FUND LLC

PROSPECTUS SUPPLEMENT

dated APRIL 6, 2020

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated May 1, 2019. Prospective investors are urged to read carefully the Fund's Prospectus and Amended and Restated Limited Liability Company Agreement, as further amended and restated from time to time, which are provided together with (or have preceded) this Supplement. Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus. If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is provided together with (or has preceded) this Supplement.

The section of the Prospectus entitled "Prospectus Summary—Risk Factors—General Risks" is supplemented by the addition of the following:

•	Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments in Investment Funds and the Fund's underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund.

The section of the Prospectus entitled "Risk Factors" is supplemented by the addition of the following:

Market Risk

Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments in Investment Funds and the Fund's underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.